Madison Funds
Supplement dated December 8, 2016

This supplement amends information relating to any Class B share class offered by a Fund of the Madison Funds Prospectus and Statement of Additional Information (“SAI”), and the Summary Prospectuses for the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Mid Cap Fund, Small Cap Fund, and International Stock Fund dated February 29, 2016, and is in addition to any existing supplements thereto for each Fund. You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, as applicable, and retain it for future reference.

Closure of Class B Shares
Effective December 15, 2016, no new accounts and no new systematic investment plans may be established in the Fund’s Class B shares. Any initial investment received by a Fund that is intended for its Class B shares will be rejected, unless noted otherwise herein or in a Fund’s prospectus or SAI.
Effective February 1, 2017 (the “Effective Date”), the Class B shares will be closed to all purchase activity and no additional Class B shares may be purchased or acquired by existing Class B shareholders, except by exchange from Class B shares of another Fund or through dividend and/or capital gains reinvestment. As of the Effective Date, any other investment received by a Fund that is intended for its Class B shares will be rejected, unless noted otherwise herein or in a Fund’s prospectus or SAI.
As of the Effective Date, Class B shareholders will no longer be able to make automatic investments in Class B shares through a Systematic Investment Plan (“SIP”). To continue to make automatic investments, a Class B shareholder must designate a different share class of the same Fund or another Fund for any purchases on or after the Effective Date. Shareholders may select another share class, subject to the eligibility and applicable minimum investment requirements for such share class. If a Class B shareholder does not designate a different share class, future purchases of Class B shares through a SIP on or after the Effective Date will be rejected.
After the Effective Date, Class B shareholders may continue to hold their Class B shares until such shares automatically convert to Class A shares under each Fund’s existing conversion schedule, or until the shareholder redeems such Class B shares, if earlier, subject to any applicable contingent deferred sales charge (“CDSC”). As noted above, existing Class B shareholders of a Fund will continue to have exchange privileges with Class B shares of the other Madison Funds.
Class B shareholders can continue to hold Class B shares in individual retirement accounts (“IRAs”), education savings accounts, and in employer-sponsored retirement plans, but contributions after the Effective Date must be made in another share class.
All other Class B features (as described in the Prospectus and Statement of Additional Information), including, but not limited to, distribution and service fees, CDSCs, conversion terms, automatic reinvestment of dividends and/or capital gains, and the 90-day reinstatement privilege, will remain unchanged for Class B shares held after the Effective Date. Rights of Accumulation, as described in the Prospectus, will remain unchanged. Thus, investors can continue to include the value of any class of shares, including Class B shares, in any Madison Fund they currently own for purposes of qualifying for a reduced Class A sales charges.
Please keep this Supplement with your records.